                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the registrant /X/
    Filed by a party other than the registrant / /

    Check the appropriate box:
    / /  Preliminary proxy statement
    /X/  Definitive proxy statement
    / /  Definitive additional materials
    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                                HEI, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of filing.
     1) Amount previously paid:
        ------------------------------------------------------------------------
     2) Form schedule or registration statement no.:
        ------------------------------------------------------------------------
     3) Filing party:
        ------------------------------------------------------------------------
     4) Date filed: 11-21-95
        ------------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   HEI, INC.
                                 P.O. BOX 5000
                             1495 STEIGER LAKE LANE
                           VICTORIA, MINNESOTA 55386

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 17, 1996

                            ------------------------

Dear HEI Shareholder:

    The Annual Meeting of Shareholders of HEI, Inc., a Minnesota corporation, will be held on Wednesday, January 17, 1996, at 3:00 p.m., Central Standard Time, at The Planets, 50th Floor of the IDS Center, 80 South 8th Street, Minneapolis, Minnesota 55402 for the following purposes:

    (1) To elect the Board of Directors for the ensuing year; and

    (2) To transact such other business as may properly come before the meeting.

    Only shareholders of record at the close of business on November 21, 1995 will be entitled to notice of and to vote at the meeting. A copy of the HI Annual Report for fiscal 1995 is included in this mailing, first made on approximately December 4, 1995.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          Jerald H. Mortenson
                                          CORPORATE SECRETARY
December 4, 1995

    Shareholders unable to attend this meeting are urged to sign the enclosed Proxy and return it in the envelope provided.

                                   HEI, INC.
                                 P.O. BOX 5000
                             1495 STEIGER LAKE LANE
                           VICTORIA, MINNESOTA 55386

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 17, 1996

                            ------------------------

                     SOLICITATION AND REVOCATION OF PROXIES

    This Proxy is furnished to the Shareholders of HEI, Inc. (the "Company" or "HEI") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of the Shareholders to be held on January 17, 1996. The enclosed Proxy is solicited by the Board of Directors of the Company.

    The person giving the enclosed Proxy has the power to revoke it at any time prior to the convening of the Annual Meeting. Revocation must be in writing, signed in exactly the same manner as the Proxy, and dated. Revocations of Proxy will be honored if received at the offices of the Company, addressed to Eugene
W. Courtney, on or before January 16, 1996. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers, who will be seated at the door of the meeting room. Revocation may also be effected by delivery of an executed, later dated Proxy. Unless revoked, all properly executed Proxies received in time will be voted.

    Proxies not revoked will be voted in accordance with the choice specified by shareholders on the Proxy. Proxies which are signed but which lack any such specification will, subject to the following, be voted FOR the slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker turns in a "non-vote" Proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote Proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

    HEI will pay for costs of soliciting Proxies, including the costs of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers or other employees of HEI who will receive no special compensation for their services. HEI may reimburse brokers, banks, and others holding shares in their names for others for the costs of forwarding proxy materials to, and obtaining Proxies from, beneficial owners.

    The Annual Report of HEI, including financial statements, for the year ended August 31, 1995, is being mailed to each shareholder with this Proxy Statement. Copies of this Proxy Statement and proxies will first be mailed to shareholders on or about December 4, 1995.

                       SHARES AND PRINCIPAL SHAREHOLDERS

    Only shareholders of record at the close of business on November 21, 1995, are entitled to notice of and to vote at the meeting or at any adjournment thereof. As of that date, there were 3,801,597 outstanding shares of Common Stock of HEI, the only class of securities entitled to vote at the meeting.

    Each shareholder of record is entitled to one vote for each share registered in his or her name. Cumulative voting is not permitted.

    The following table shows as of November 21, 1995, information regarding the share ownership of each person or group known to HEI to own beneficially more than 5% of the outstanding Common Stock of HEI, each director or nominee to become a director of the Company, each Named Executive Officer (as defined below), and all directors and executive officers as a group. Except as otherwise indicated, the persons listed in the table have sole voting and investment powers with respect to the shares owned. Information regarding share ownership of persons other than directors and officers is based on the records of the Company's transfer agent and on information supplied to the Company by the holders.

                                                                               SHARES BENEFICIALLY OWNED(1)
                                                                               ----------------------------
                                                                                 NUMBER OF
NAME                                                                              SHARES       PERCENTAGE
-----------------------------------------------------------------------------  -------------  -------------
William R. Franta............................................................      35,211(2)        *
Eugene W. Courtney...........................................................     135,780(3)         3.5%
Kenneth A. Schoen............................................................      67,108(4)         1.7%
Robert L. Brueck.............................................................      14,000(5)        *
Frederick M. Zimmerman.......................................................      10,300(6)        *
Jerald H. Mortenson..........................................................     115,000(7)         3.0%
Dale A. Nordquist............................................................      54,432(8)         1.4%
All directors and executive officers
 as a group (7 persons)......................................................     431,831(9)        10.7%

------------------------
 *  Less than 1%

(1) Represents outstanding shares beneficially owned both directly and indirectly as of November 21, 1995, including shares that may be acquired by exercise of options within 60 days after November 21, 1995 ("currently exercisable options"). Percentage of class is shown to the nearest tenth of a percent.

(2) Includes 30,000 shares purchasable pursuant to currently exercisable options.

(3) Includes 60,000 shares purchasable pursuant to currently exercisable options. Also includes 46,974 shares held jointly with Mr. Courtney's spouse.

(4) Includes 40,000 shares purchasable pursuant to currently exercisable options.

(5) Includes 10,000 shares purchasable pursuant to currently exercisable options and 2,000 shares held in a trust for the benefit of Mr. Brueck's adult son for which Mr. Brueck serves as trustee.

(6) Includes 10,000 shares purchasable pursuant to currently exercisable options.

(7) Includes 50,000 shares purchasable pursuant to currently exercisable options.

(8) Includes 17,500 shares purchasable pursuant to currently exercisable options.

(9) Includes 217,500 shares subject to currently exercisable options.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    The five directors are standing for reelection. Management recommends that these individuals be elected to serve as directors. If elected, these persons will serve as directors until the next Annual Meeting of Shareholders and until their successors have been elected and qualified.

    Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. It is the intention of the persons named in the accompanying Proxy, unless authority is specifically withheld, to vote for the nominees listed below. Should any nominee become unable to serve, the persons voting the enclosed Proxy may, in their discretion, vote for a substitute nominee.

    Following is certain information about the current directors. Unless otherwise indicated, each person has held the principal occupation indicated for more than the past five years.

NAME, PRINCIPAL OCCUPATION                                  AGE      DIRECTOR SINCE
------------------------------------------------------      ---      ---------------
WILLIAM R. FRANTA                                               53           1985
 Vice President-Research and
 Advanced Development, Chief
 Technical Officer, Network
 Systems Corporation
EUGENE W. COURTNEY                                              59           1989
 President and Chief Executive
 Officer of the Company; Director,
 DRS Data & Research Services, PLC
KENNETH A. SCHOEN                                               68           1989
 Executive Vice President,
 3M Company, until retirement
 in October 1989
ROBERT L. BRUECK                                                59           1995
 Semi-retired; Business Consultant;
 General Partner, Business Development
 Partners, 1981 - 1986
FREDERICK M. ZIMMERMAN                                          59           1995
 Chair of Manufacturing Systems
 Engineering Department and Director
 of Graduate Programs in Manufacturing
 Systems and Engineering at the
 University of St. Thomas, St. Paul, MN

MEETINGS OF THE BOARD AND CERTAIN COMMITTEES

    During the fiscal year ended August 31, 1995, the Board held a total of five meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board plus the total number of meetings of all committees of the Board on which he served.

    The Audit Committee, which consists of the four outside directors, reviews the annual audit plan and results with the independent accountants and also reviews the Company's financial statements and its accounting and reporting practices. The Audit Committee held three meetings during fiscal 1995 to review the Company's fiscal 1994 financial statements and the related audit and to consider the selection of independent accountants for fiscal 1995.

    The Nominating Committee, consisting of all directors, met once during fiscal 1995 to recommend nominees for the Board of Directors.

    The  Compensation  Committee,  which   consists  of  the  four   nonemployee
directors, met informally several times during the 1995 fiscal year to discuss executive compensation.

DIRECTORS' FEES

    The nonemployee directors receive $750 per quarter plus $700 for each regular board meeting and $300 for each committee or special board meeting attended. Each committee chairperson receives an annual fee of $300. For services during the fiscal year ended August 31, 1995, $26,600 in directors' fees was paid or accrued, in the aggregate, to the four nonemployee directors, plus expenses.

DIRECTORS' STOCK OPTIONS

    Under the Company's Stock Option Plan for Nonemployee Directors (the "1991 Plan"), an option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value (as defined) on the date of grant is granted each year to all directors then in office on the business day next following the annual shareholders' meeting or April 1, whichever is earlier. Awards under the 1991 Plan may be made to any director who is not a regular employee of the Company or any subsidiary or affiliate. The options become exercisable on the earlier of one year following the date of grant or the next annual shareholders meeting, so long as the director is still serving on such date, and terminate five years following the date of grant. Upon the death or disability of an optionee prior to the end of one year following grant, the option will become immediately fully exercisable. Effective January 19, 1995, each of the Company's nonemployee directors was granted an option to purchase 10,000 shares at an exercise price of $4.7125 per share. These options become exercisable on January 19, 1996, and are exercisable until January 19, 2000.

    During fiscal year 1995, none of the nonemployee directors exercised options.

                    COMPLIANCE WITH SECTION 16 REQUIREMENTS

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that officers and directors of the Company and persons who own more than 10% of a registered class of the Company's equity securities file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it with respect to fiscal 1995 and written representation from certain reporting persons, the Company believes that all filing requirements have been complied with, except that a Form 3 reporting initial ownership by a trust of which Robert Brueck is a trustee and of which his son is a beneficiary was filed late. The acquisition was also reported on an Amended Form 4 for the month in which the transaction occurred.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's chief executive officer and the other executive officers whose total annual compensation in fiscal 1995 (based on salary and bonus) exceeded $100,000 (the "Named Executive Officers").

                                                                                   LONG-TERM
                                                       ANNUAL COMPENSATION       COMPENSATION            OTHER
                                            FISCAL    ----------------------  -------------------       ANNUAL
       NAME AND PRINCIPAL POSITION           YEAR       SALARY       BONUS    AWARDS/OPTIONS (1)   COMPENSATION (2)
-----------------------------------------  ---------  -----------  ---------  -------------------  -----------------
Eugene W. Courtney                              1995  $   150,091  $  40,785          90,000           $   3,648
  Chief executive officer                       1994      142,526     27,617          --                   3,792
                                                1993      134,832     41,100          --                   2,482
Jerald H. Mortenson                             1995  $   105,946  $  19,194          60,000           $   2,401
  Chief financial officer                       1994      100,578     12,997          --                   2,743
                                                1993       95,752     19,320          --                   1,845
Dale A. Nordquist                               1995  $    87,866  $  30,608          52,500           $   2,762
  Vice president of sales                       1994       83,684     19,360          --                   2,458
                                                1993       80,954     26,500          --                   1,535

------------------------
(1) The number indicated is the number of shares of common stock subject to options granted in fiscal 1995, which will become exercisable in three annual increments and expire in 2000.

(2) In each case, consists solely of Company matching contributions to 401(k) plan.

OPTIONS GRANTED DURING FISCAL 1995

    During fiscal 1995, the following options were granted to the Named Executive Officers:

                                                                           PERCENTAGE OF
                                                                           TOTAL OPTIONS
                                                      NUMBER OF SHARES      GRANTED TO      EXERCISE
                                                         UNDERLYING        EMPLOYEES IN     PRICE PER  EXPIRATION
NAME                                                   OPTIONS GRANTED      FISCAL YEAR       SHARE       DATE
----------------------------------------------------  -----------------  -----------------  ---------  -----------
Eugene W. Courtney..................................         90,000              26.7%      $  4.7125    1/19/2000
Jerald H. Mortenson.................................         60,000              17.8%         4.7125    1/19/2000
Dale A. Nordquist...................................         52,500              15.6%         4.7125    1/19/2000

AGGREGATED OPTION EXERCISES DURING FISCAL 1995 AND FISCAL YEAR-END OPTION VALUES

    The following table provides information related to options exercised by the Named Executive Officers during fiscal 1995 and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.

                                                                                                   VALUE OF
                                                                              NUMBER OF          UNEXERCISED
                                                                             UNEXERCISED         IN-THE-MONEY
                                                                              OPTIONS AT          OPTIONS AT
                                                                           FISCAL YEAR-END   FISCAL YEAR-END (2)
                                                  SHARES                   ----------------  --------------------
                                                ACQUIRED ON     VALUE        EXERCISABLE/        EXERCISABLE/
NAME                                             EXERCISE    REALIZED (1)   UNEXERCISABLE       UNEXERCISABLE
----------------------------------------------  -----------  ------------  ----------------  --------------------
Eugene W. Courtney............................      30,000    $  104,250      30,000/90,000  $    126,750/$93,375
Jerald H. Mortenson...........................      10,000        31,700      40,000/60,000        169,000/62,250
Dale A. Nordquist.............................      15,000        50,250         -0-/52,500            -0-/54,469

------------------------
(1) Value realized is calculated as the difference between the fair market value of the Common Stock on the date of exercise of the option and the option exercise price multiplied by the number of shares acquired.

(2) Value is calculated as the difference between the closing price of the Common Stock on August 31, 1995, which was $5.75, and the option exercise price multiplied by the number of shares subject to the option.

                                 OTHER MATTERS

    The Board does not intend to present any business to the meeting other than as specifically set forth in the Notice of Annual Meeting of Shareholders and currently knows of no other business to come before the meeting. If any other matters are properly brought before the meeting, the Proxies will vote on such matters in accordance with their judgment of the best interests of HEI.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand L.L.P. has been the independent accountants for the Company since fiscal 1992. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

    The Company has selected Coopers & Lybrand L.L.P. as its independent accountants for fiscal 1996.

                 SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

    Proposals by shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received by HEI at its principal executive offices no later than August 6, 1996.

                     AVAILABILITY OF REPORT ON FORM 10-KSB

    The Company's 1995 Report on Form 10-KSB may be obtained by writing to HEI Shareholder Relations, P.O. Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386.

                                          By Order of the Board of Directors
                                          Jerald H. Mortenson
                                          CORPORATE SECRETARY
Dated: December 4, 1995

                     PROXY FOR ANNUAL SHAREHOLDERS' MEETING
                                JANUARY 17, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Eugene W. Courtney and Jerald H. Mortenson as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of HEI, Inc., held of record by the undersigned on November 21, 1995, at the Annual Meeting of Shareholders to be held at 3:00 p.m., on Wednesday, January 17, 1996 or any adjournment thereof.

    (1)  ELECTION OF DIRECTORS

/ / FOR all nominees listed below            / / WITHHOLD AUTHORITY
(except as marked to the contrary below)     to vote for ALL nominees below

Nominees: Robert L. Brueck   Eugene W. Courtney   William R. Franta   Kenneth A.
          Schoen                                          Frederick M. Zimmerman

INSTRUCTION:   TO WITHHOLD  AUTHORITY TO VOTE FOR  ANY INDIVIDUAL NOMINEE, WRITE
THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------

    (2) In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

PLEASE MARK,  SIGN,  DATE,  AND  RETURN THIS  PROXY  PROMPTLY  IN  THE  ENCLOSED
ENVELOPE.

                                           Dated: ______________________________

                                           Signed: _____________________________

                                           Signed: _____________________________

                                           PLEASE  SIGN  ABOVE  EXACTLY  AS NAME
                                           APPEARS HEREON. EXECUTORS,
                                           ADMINISTRATORS, TRUSTEES,  GUARDIANS,
                                           ETC. SHOULD SO INDICATE WHEN SIGNING.
                                           IF A CORPORATION, PLEASE SIGN IN FULL
                                           CORPORATE  NAME  BY THE  PRESIDENT OR
                                           OTHER  AUTHORIZED   OFFICER.   IF   A
                                           PARTNERSHIP, PLEASE SIGN IN
                                           PARTNERSHIP  NAME  BY  AN  AUTHORIZED
                                           PERSON.